

RUTH'S HOSPITALITY GROUP

Investor update

November 2015



Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This presentation contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. These forward-looking statements include all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the Company's financial outlook, objectives, plans and goals. Forward-looking statements frequently are identified by the words "anticipate," "believe," "estimate," "expect," "intend," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Actual results could differ materially from those projected, implied or anticipated by these forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; the effect of market volatility on the Company's stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; the Company's ability to protect its name and logo and other proprietary information; the impact of litigation; the restrictions imposed by the Company's credit agreement; changes in, or the discontinuation of, the Company's share repurchase program; and the risk factors or uncertainties identified in the reports the Company files with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 28, 2014 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this document after the date hereof, whether as a result of new information, future events or otherwise.

RUTH'S HOSPITALITY GROUP


RUTH'S
STEAK & LOBSTER HOUSE
RUTH'S CHRIS STEAK HOUSE

CELEBRATING 50 YEARS IN 2015

EST. 1965
New Orleans

TODAY

"Do what you love,
love what you do"
- Ruth Fertel

147 Company and Franchise Restaurants and Growing

Fine Dining Steak House Leader

Broad Geographical Reach with Strategic Opportunity for Growth



International Locations

Palm Beach, Aruba

Canada
five locations

San Salvador, El Salvador

Panama City, Panama

Hong Kong
two locations

Tokyo, Japan

Mexico
two locations

Shanghai, China

Marina Square, Singapore

Taiwan
four locations

Dubai, UAE

147
Total Restaurants[1]

126 Domestic	20 International
67 Company	0 Company
59 Franchise	20 Franchise

1. Total restaurant count includes one location in Cherokee, NC operating under a management contract.


RUTH'S CHRIS STEAK HOUSE
OUR STORY
MAKING MEMORIES ON
500°
SIZZLING
PLATES

The Secret Behind the Sizzle

Our People

Expert, tenured restaurant team
Service team average – 5 years
Executive chef team average – 10 years

Rigorous investment in annual recertification for corporate and franchise team members

la·gniappe \'lan-'yap\
An unexpected delight – the little extras

Our Food

Only the best will do
USDA prime steak – top 2-3%
Fresh seafood and local produce

Industry-leading bar menu
Fresh-squeezed, handcrafted, mixology-driven cocktail list

Our Atmosphere

Classic American steak house with contemporary touches of whimsy

All locations uniquely designed to reflect individual market characteristics and local tastes







The Result – An Industry-Leading Dining Experience



This is how it's done.℠

#1 Consumer Pick five years in a row
Nation's Restaurant News

One of America's most trusted brands
Entrepreneur Magazine

Wine List Awards of Excellence
Wine Spectator

RUTH'S HOSPITALITY GROUP

Broad Consumer Appeal Drives Revenues Across our three core Segments

Special occasion

Holiday special offerings

Helping our guests celebrate
- Birthdays
- Anniversaries
- Other special moments

Business/ Corporate

Onsite event planners for every client

HD satellite broadcast for multi-location events
- Launched IPTV in 2015

Extensive private dining and off-site catering services

Core Guests/ Regular Customers

Culinary innovation with three prix fixe menu launches each year

Sizzle Swizzle & Swirl happy hour

Core menu evolution

RUTH'S HOSPITALITY GROUP

Current Comparable Sales Initiatives



Using Our Pricing Power
Remain focused on driving traffic first

Effective Marketing
Using national cable and digital advertising to drive high levels of awareness and engagement

Continued Menu Evolution
Ruth's Classics (2009)
Wine dinners (2011)
Sizzle, Swizzle & Swirl (2011-2012)
Premier cuts

Expanded Capex Initiatives
Remodels based on the success of our recent openings

Ruth's 2.0



What is Ruth's 2.0

A marketing and operational initiative to evolve our menu, infrastructure and design elements

Menu

Menu design changes are currently being tested and, if successful, would likely be expanded to all locations

Design

All new company and most new franchise locations will reflect the infrastructure and design elements



RUTH'S HOSPITALITY GROUP

FINANCIAL HIGHLIGHTS

RUTH'S HOSPITALITY GROUP

Our balanced total return plan

Multiple Levers to Drive Shareholder Returns...

1 Maintain Healthy Core

Grow sales through traffic

Use pricing power to manage margins

Leverage our infrastructure

2 Disciplined Growth

Find great real estate
- Three to five new restaurants per year for both franchise and company

Acquire franchise territory at attractive prices

3 Return Excess capital

Pay a dividend

Return excess capital through debt repayment and share repurchases

>$250MM returned since 2010

Up to $50MM share repurchase authorization

RUTH'S HOSPITALITY GROUP

Unique Business Model Allows for Disciplined Growth

Franchise-Owned Growth

- Unique in the high-end restaurant space
- 30 franchisees operating in the US and 11 countries
  - Strong mix of legacy and proven hospitality partners
- **Provides approximately $15 million – $16 million in annual royalty fees**
- Allows system growth without additional company capital
- Looking to grow 3-5 units per year
  - 3 openings in 2015

Company-Owned Growth

- Focused solely on U.S. markets
- Leverage existing management infrastructure
- Disciplined deployment of capital for relocations and new construction
- Looking to grow 3-5 units per year
  - 2 signed leases in 2015: St Petersburg, FL opened in Q1'15 and Dallas, TX opened in Q4'15
  - 3 signed leases in 2016: Albuquerque, NM to open in first half of 2016, Cleveland, OH and El Paso, TX to open in second half of 2016
  - Working on opportunities for late 2016 – 2017

RUTH'S HOSPITALITY GROUP

Company-Owned Unit Target Economics





Target Units
3-5 per year

Size
8,000 – 10,000 square feet

Typical Demographics
Medium and large markets
DMA population > 1million

Sales Target
$4MM - $6MM+

Net Cash Investment
$2.5MM - $3.5MM

Restaurant Level Margins
>20%

Consistent Revenue and Traffic Growth

($ in millions)

Average Unit Volume Trends


$5.7MM
$5.1MM
$4.1MM
$4.3MM
$4.5MM
$4.8MM
$5.0MM
$5.2MM
2007
2008
2009
2010
2011
2012[1]
2013
2014

	2007	2008	2009	2010	2011	2012[1]	2013	2014
Comp Sales %		-10.3%	-19.5%	+4.0%	+5.4%	+5.2%	+5.3%	+3.7%

1. FY 2012 excludes 53rd week

RUTH'S HOSPITALITY GROUP

Consistent Revenue and Traffic Growth

($ in millions)

RHGI Pro Forma Sales[1]



$538MM
$457MM
$485MM
$518MM
$558MM
$604MM
$645MM
$494MM
Company
Franchise
2008
2009
2010
2011
2012 2
2013
2014
2015 YTD

Full Year Location Count

	2008	2009	2010	2011	2012[2]	2013	2014	2015 YTD
Company	66	64	64	63	64	63	65	66
Franchise	64	66	67	68	72	75	77	79
Total[3]	130	130	131	131	137	139	143	146

1. RHGI pro forma sales represents the summation of company and franchise restaurant sales.
2. FY 2012 excludes 53rd week.
3. Total restaurant count includes one location in Cherokee, NC operating under a management contract.

CONSISTENT EBITDA GROWTH

($ in millions)



Adjusted EBITDA[1]
$32MM
$33MM +0.3%
$36MM +11.4%
$37MM +2.5%
$41MM +9.8%
$47MM +14.3%
$51MM +8.4%
$41MM +13.9%
2008
2009
2010
2011
2012
2013
2014
2015 YTD

1. Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses and additional items not listed here. For a reconciliation of adjusted EBITDA to net income, see the reconciliation table furnished as Exhibit 99.2 to our Current Report on Form 8-K.

RUTH'S HOSPITALITY GROUP

Investment Summary



Proven business model

High-end, fine-dining steak experience remains timeless after 50 years

Broad-based growth and consistent execution

Brand evolution, pricing power and success of recent openings drive results

Consistent traffic, revenue, net income, EBITDA and EPS growth

Multiple levers to drive shareholder return

Unique franchise revenue model

Manage our core business | Investing in remodels

Disciplined growth

Multiple options to return excess capital

- *Dividends*
- *Debt repayment*
- *Share repurchases*